Exhibit 99.1
Saga Communications, Inc.
Reports 3rd Quarter 2005 Results
Contact:
Samuel D. Bush
313/886-7070
Grosse Pointe Farms, MI – November 1, 2005 – Saga Communications, Inc. (NYSE-SGA) today reported that 3rd quarter 2005 net operating revenue increased 5.0% over the comparable period in 2004 to approximately $36.0 million and operating income decreased 5.0% to approximately $7.9 million. Net income decreased approximately $878 thousand to approximately $3.4 million ($.17 per fully diluted share) for the quarter ended September 30, 2005 compared to $4.3 million ($.20 per fully diluted share) for the comparable period in 2004. Approximately 70% of the reduction in net income for the quarter was due to increased interest expense which net of taxes, was approximately $613 thousand. For the same period, station operating expense increased 8.8% to approximately $26.1 million (station operating expense includes depreciation and amortization attributable to the stations). On a same station basis for the quarter, net operating revenue was approximately even at $34.1 million. This includes overcoming a $955 thousand reduction in gross political revenue for the period. Operating income decreased 8.0% to $7.7 million and station operating expense increased 2.0% to $24.5 million on a same station basis.
For the nine month period ended September 30, 2005, net operating revenue increased 6.9% over the comparable period in 2004 to approximately $105.4 million, operating income decreased 3.9% to approximately $21.8 million and net income was approximately $8.7 million ($.42 per fully diluted share) compared to $11.7 million ($.55 per fully diluted share) for the comparable period in 2004. For the nine month period, 68% of the reduction in net income was due to an increase in interest expense of $1.3 million, net of taxes, along with the $767 thousand charge, net of taxes, for the disposition of the Victoria tower as reported in our 2nd quarter earnings release and related documents. For the same period, station operating expense increased 10.8% to approximately $77.5 million (station operating expense includes depreciation and amortization attributable to the stations). On a same station basis for the nine months, net operating revenue increased 1.2% to approximately $97.6 million. This includes overcoming a $1.4 million reduction in gross political revenue for the period. Operating income decreased 7.1% to $20.6 million and station operating expense increased 3.9% to $70.9 million on a same station basis.
Capital expenditures in the third quarter of 2005 were approximately $1.7million. Of that amount $116 thousand was attributable to acquisitions. Currently, we expect capital expenditures for the year to be approximately $10.5 million.
The attached Selected Supplemental Financial Data table discloses “as reported,” “same station” and “pro forma” information by segment. The “as reported” amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The “same station” amounts reflect only the results of operations for stations that we owned for the entire comparable period. The “pro forma” amounts assume the 2005 and 2004 acquisitions and dispositions occurred as of January 1, 2004.
Saga Communications utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information and free cash flow. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including but not limited to evaluating individual station and market-level performance, evaluating overall operations and as a primary measure for incentive based compensation of executives and other members of management. Saga’s management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Financial Data Non-GAAP Disclosures tables.
Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The company owns or operates broadcast properties in 26 markets, including 57 FM and 29 AM radio stations, 3 state radio networks, 2 farm radio networks, 5 television stations and 4 low-power television stations. As previously disclosed, Saga has entered into an agreement to acquire an FM station serving the Asheville, NC radio market. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacommunications.com.
Saga’s third quarter 2005 results conference call will be on Tuesday, November 1 at 11:00 AM. The dial in number for domestic calls is 800/762-6067. For international callers the number is 480/629-9566. The call can be replayed for 7 days by calling domestically 800/475-6701 or internationally 320/365-3844 and referring to access code 799135. Thereafter, a transcript of the call will be available on our website.

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes,” “expects,” “anticipates,” “guidance” and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga’s ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga’s business, are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga’s actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Nine Month Periods
Ended September 30, 2005 and 2004
(amounts in 000’s except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2005	2004	2005	2004

Operating Results
Net operating revenue	$35,961	$34,262	$105,345	$98,562
Station operating expense	26,110	24,006	77,464	69,924
Corporate general and administrative	1,934	1,927	6,060	5,938

Operating income	7,917	8,329	21,821	22,700
Interest expense	2,082	1,036	5,511	3,216
Other (income) expense, net	(35)	210	1,503	283

Income before income tax	5,870	7,083	14,807	19,201
Income tax expense	2,430	2,765	6,130	7,491

Net income	$3,440	$4,318	$8,677	$11,710

Earnings per share:
Basic	$0.17	$0.21	$0.42	$0.56

Diluted	$0.17	$0.20	$0.42	$0.55

Weighted average common shares	20,453	20,750	20,489	20,792
Weighted average common shares and common equivalents	20,631	21,116	20,726	21,227
Free Cash Flow
Net Income	$3,440	$4,318	$8,677	$11,710
Plus: Depreciation and amortization:
Station	2,258	1,783	6,491	5,176
Corporate	50	49	149	148
Deferred tax provision	2,045	1,135	3,635	3,074
Less: Capital expenditures	(1,666)	(3,986)	(9,054)	(8,249)

Free cash flow	$6,127	$3,299	$9,898	$11,859

Balance Sheet Data
Working capital			$21,945	$20,425
Net fixed assets			72,977	65,404
Net intangible and other assets			205,980	174,857
Total assets			322,547	275,847
Long term debt (including current portion of $8,061 and $0, respectively)			155,911	121,161
Stockholders’ equity			123,770	115,912

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
September 30, 2005 and 2004
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
Consolidated	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2005	2004	2005	2004	2005	2004

Net operating revenue	$35,961	$34,262	$34,072	$34,262	$35,961	$36,071
Station operating expense	26,110	24,006	24,473	24,006	26,110	25,506
Corporate general and administrative	1,934	1,927	1,934	1,927	1,934	1,927

Operating income	7,917	8,329	$7,665	$8,329	7,917	8,638

Interest expense	2,082	1,036			2,082	1,369
Other (income) expense, net	(35)	210			(35)	202
Income tax expense	2,430	2,765			2,430	2,759

Net income	$3,440	$4,318			$3,440	$4,308

Earnings per share:
Basic	$0.17	$0.21			$0.17	$0.20

Diluted	$0.17	$0.20			$0.17	$0.20

	As-Reported		Same Station		Pro Forma (1)
Radio Segment	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2005	2004	2005	2004	2005	2004

Net operating revenue	$32,263	$30,616	$30,374	$30,616	$32,263	$32,425
Station operating expense	22,728	20,781	21,091	20,781	22,728	22,281

Operating income	$9,535	$9,835	$9,283	$9,835	$9,535	$10,144

	As-Reported		Same Station		Pro Forma (1)
Television Segment	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2005	2004	2005	2004	2005	2004

Net operating revenue	$3,698	$3,646	$3,698	$3,646	$3,698	$3,646
Station operating expense	3,382	3,225	3,382	3,225	3,382	3,225

Operating income	$316	$421	$316	$421	$316	$421

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
Depreciation and amortization	September 30,		September 30,		September 30,
by segment	2005	2004	2005	2004	2005	2004

Radio Segment	$1,812	$1,361	$1,385	$1,361	$1,812	$1,785
Television Segment	446	422	446	422	446	422
Corporate and Other	50	49	50	49	50	49

	$2,308	$1,832	$1,881	$1,832	$2,308	$2,256

(1)	Pro Forma results assume all acquisitions and dispositions in 2004 and 2005 occurred as of January 1, 2004.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Nine Months Ended
September 30, 2005 and 2004
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
Consolidated	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2005	2004	2005	2004	2005	2004

Net operating revenue	$105,345	$98,562	$97,553	$96,367	$106,358	$104,698
Station operating expense	77,464	69,924	70,869	68,222	78,421	75,215
Corporate general and administrative	6,060	5,938	6,060	5,938	6,060	5,938

Operating income	21,821	22,700	20,624	22,207	21,877	23,545

Interest expense	5,511	3,216			5,731	4,215
Other expense, net	1,503	283			1,488	258
Income tax expense	6,130	7,491			6,073	7,449

Net income	$8,677	$11,710			$8,585	$11,623

Earnings per share:
Basic	$0.42	$0.56			$0.42	$0.55

Diluted	$0.42	$0.55			$0.41	$0.54

	As-Reported		Same Station		Pro Forma (1)
Radio Segment	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2005	2004	2005	2004	2005	2004

Net operating revenue	$94,240	$87,997	$86,448	$85,802	$95,253	$94,133
Station operating expense	67,453	60,399	60,858	58,697	68,410	65,690

Operating income	$26,787	$27,598	$25,590	$27,105	$26,843	$28,443

	As-Reported		Same Station		Pro Forma (1)
Television Segment	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2005	2004	2005	2004	2005	2004

Net operating revenue	$11,105	$10,565	$11,105	$10,565	$11,105	$10,565
Station operating expense	10,011	9,525	10,011	9,525	10,011	9,525

Operating income	$1,094	$1,040	$1,094	$1,040	$1,094	$1,040

	As-Reported		Same Station		Pro Forma (1)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
Depreciation and amortization	September 30,		September 30,		September 30,
by segment	2005	2004	2005	2004	2005	2004

Radio Segment	$5,181	$3,913	$4,020	$3,804	$5,411	$5,315
Television Segment	1,310	1,263	1,310	1,263	1,310	1,263
Corporate and Other	149	148	149	148	149	148

	$6,640	$5,324	$5,479	$5,215	$6,870	$6,726

(1)	Pro Forma results assume all acquisitions and dispositions in 2004 and 2005 occurred as of January 1, 2004.

Saga Communications, Inc.
Selected Supplemental Financial Data
Quarterly Proforma Information
As of September 30, 2005
(amounts in 000’s except per share data)
(Unaudited)

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
Consolidated	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2005	2004	2005	2004	2005	2004	2004

Net operating revenue	$32,397	$31,605	$38,000	$37,022	$35,961	$36,071	$38,045
Station operating expense	25,281	24,308	27,030	25,401	26,110	25,506	26,526
Corporate general and administrative	1,778	1,732	2,348	2,279	1,934	1,927	2,405

Operating income	5,338	5,565	8,622	9,342	7,917	8,638	9,114
Interest expense	1,755	1,428	1,894	1,418	2,082	1,369	1,639
Other (income) expense, net	57	(1)	1,466	57	(35)	202	(259)
Income tax expense	1,447	1,623	2,196	3,067	2,430	2,759	3,539

Net income	$2,079	$2,515	$3,066	$4,800	$3,440	$4,308	$4,195

Earnings per share:
Basic	$0.10	$0.12	$0.15	$0.23	$0.17	$0.20	$0.20

Diluted	$0.10	$0.12	$0.15	$0.22	$0.17	$0.20	$0.20

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
Radio Segment	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2005	2004	2005	2004	2005	2004	2004

Net operating revenue	$28,939	$28,451	$34,051	$33,257	$32,263	$32,425	$34,157
Station operating expense	21,992	21,272	23,690	22,137	22,728	22,281	23,190

Operating income	$6,947	$7,179	$10,361	$11,120	$9,535	$10,144	$10,967

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
Television Segment	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2005	2004	2005	2004	2005	2004	2004

Net operating revenue	$3,458	$3,154	$3,949	$3,765	$3,698	$3,646	$3,888
Station operating expense	3,289	3,036	3,340	3,264	3,382	3,225	3,336

Operating income	$169	$118	$609	$501	$316	$421	$552

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
Depreciation and amortization	March 31,		June 30,		September 30,		December 31,
by segment	2005	2004	2005	2004	2005	2004	2004

Radio Segment	$1,791	$1,749	$1,808	$1,781	$1,812	$1,785	$1,837
Television Segment	442	415	422	426	446	422	454
Corporate and Other	50	49	49	50	50	49	50

	$2,283	$2,213	$2,279	$2,257	$2,308	$2,256	$2,341

(1)	Pro Forma results assume all acquisitions and dispositions in 2004 and 2005 occurred as of January 1, 2004.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
September 30, 2005 and 2004
(amounts in 000’s except per share data)
(Unaudited)

Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
Consolidated	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2005	Period	2005	2004	Period	2004

Net operating revenue	$35,961	($1,889)	$34,072	$34,262	—	$34,262
Station operating expense	26,110	(1,637)	24,473	24,006	—	24,006
Corporate general and administrative	1,934	—	1,934	1,927	—	1,927

Operating income	$7,917	($252)	$7,665	$8,329	—	$8,329

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
Radio Segment	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2005	Period	2005	2004	Period	2004

Net operating revenue	$32,263	($1,889)	$30,374	$30,616	—	$30,616
Station operating expense	22,728	(1,637)	21,091	20,781	—	20,781

Operating income	$9,535	($252)	$9,283	$9,835	—	$9,835

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
Television Segment	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2005	Period	2005	2004	Period	2004

Net operating revenue	$3,698	—	$3,698	$3,646	—	$3,646
Station operating expense	$3,382	—	$3,382	$3,225	—	$3,225

Operating income	$316	—	$316	$421	—	$421

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Nine Months Ended
September 30, 2005 and 2004
(amounts in 000’s except per share data)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
Consolidated	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2005	Period	2005	2004	Period	2004

Net operating revenue	$105,345	($7,792)	$97,553	$98,562	($2,195)	$96,367
Station operating expense	77,464	(6,595)	70,869	69,924	(1,702)	68,222
Corporate general and administrative	6,060	—	6,060	5,938	—	5,938

Operating income	$21,821	($1,197)	$20,624	$22,700	($493)	$22,207

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
Radio Segment	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2005	Period	2005	2004	Period	2004

Net operating revenue	$94,240	($7,792)	$86,448	$87,997	($2,195)	$85,802
Station operating expense	67,453	(6,595)	60,858	60,399	(1,702)	58,697

Operating income	$26,787	($1,197)	$25,590	$27,598	($493)	$27,105

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
Television Segment	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2005	Period	2005	2004	Period	2004

Net operating revenue	$11,105	$—	$11,105	$10,565	$—	$10,565
Station operating expense	10,011	—	10,011	9,525	—	9,525

Operating income	$1,094	$—	$1,094	$1,040	$—	$1,040